INCOME TAXES	6 Months Ended	12 Months Ended
	Jul. 31, 2016	Jan. 31, 2016
INCOME TAXES
INCOME TAXES

9. INCOME TAXES

The Company evaluates its ability to recover deferred tax assets, in full or in part, by considering all available positive and negative evidence, including past operating results and its forecast of future taxable income on a jurisdictional basis. The Company bases its estimate of current and deferred taxes on the tax laws and rates that are currently in effect in the appropriate jurisdiction. Changes in laws or rates may affect the tax provision as well as the amount of deferred tax assets or liabilities.

Current tax laws impose substantial restrictions on the utilization of net operating loss and credit carry-forwards in the event of an “ownership change,” as defined by the Internal Revenue Code. If there should be an ownership change, the Company’s ability to utilize its carry-forwards could be limited.

As of July 31, 2016 and January 31, 2016, the Company has not recorded any liability for unrecognized tax benefits related to uncertain tax positions. The 2011 to 2015 tax years remain open for examination by the federal and state authorities.

9. INCOME TAXES

        No federal income taxes were provided in the year ended January 31, 2016, month ended January 31, 2015 or year ended December 31, 2014 due to the Company's net losses. The provision of income taxes consist of state minimum income taxes.

        At January 31, 2016, the Company had available federal net operating loss ("NOL") carry-forwards of approximately $19.4 million which will begin to expire in 2030 and California state NOL carry-forwards of approximately $19.4 million which will begin to expire in 2030. At January 31, 2016 and 2015, the net deferred tax assets of approximately $8.8 million and $3.6 million, respectively, generated primarily by NOL carry-forwards, have been fully reserved due to the uncertainty surrounding the realization of such benefits. The net valuation allowance increased by approximately $5.2 million, $0.4 million and $2.6 million during the year ended January 31, 2016, the month ended January 31, 2015 and year ended December 31, 2014, respectively.

        Current tax laws impose substantial restrictions on the utilization of net operating loss and credit carry-forwards in the event of an "ownership change," as defined by the Internal Revenue Code. If there should be an ownership change, the Company's ability to utilize its carry-forwards could be limited.

        Significant components of the Company's deferred tax assets were as follows (in thousands):

	January 31,
	2016	2015
Deferred tax assets:
Net operating loss carryforwards	$7,727	$3,538
Stock-based compensation expense	577	—
Tax credit carryforwards	311	—
Other	216	50

Total deferred tax assets	8,831	3,588
Less: Valuation allowance	(8,831)	(3,588)

Net deferred tax assets	$—	$—

        A reconciliation of income taxes provided at the federal statutory rate (34%) to the actual income tax provision was as follows (in thousands):

Year ended January 31,
2016
Income tax benefit computed at U.S. statutory rate	$(5,302)
State income tax (net of federal benefit)	(838)
Stock-based compensation	200
Warrant valuation	148
Research and development credits	(128)
Change in valuation allowance	5,904
Other	20

Income tax provision	$4

        As of January 31, 2016 and 2015, the Company did not have any material unrecognized tax benefits. The tax years from 2010 to 2016 remain open for examination by the federal and state authorities.